Exhibit 10.3

EXECUTION VERSION

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this Intercreditor Agreement, together with all exhibits, schedules, extensions, renewals, amendments, restatements, substitutions, and replacements hereto and hereof, this “Agreement”) is dated as of April 27, 2015 by and among CALM WATERS PARTNERSHIP, a Wisconsin general partnership, together with its successors and assigns, (“Calm Waters”), and the additional lenders party hereto (collectively, the “Additional Lenders” and together with Calm Waters the “Lenders”) and each, individually, a “Lender”).

WITNESSETH:

WHEREAS, Electronic Cigarettes International Group, Ltd., a Nevada corporation (the “Borrower”) has entered into a Credit Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the “CW Credit Agreement”) with Calm Waters pursuant to which Calm Waters has agreed to provide a term loan to Borrower in the original principal amount of $35,000,000. The indebtedness of the Borrower to Calm Waters is evidenced by promissory notes (as amended, restated or otherwise modified from time to time, the “CW Notes”);

WHEREAS, the Borrower has also entered into a Credit Agreement dated the date hereof (as amended, restated or otherwise modified from time to time, the “Additional Lender Credit Agreement” and together with the CW Credit Agreement, the “Credit Agreements”) with the other lenders party hereto (collectively, the “Additional Lenders” and together with Calm Waters, the “Lenders”), pursuant to which the Additional Lenders have agreed to provide term loans to Borrower in the aggregate original principal amount of $6,214,225.11. The indebtedness of the Borrower to the Additional Lenders is evidenced by promissory notes (as amended, restated or otherwise modified from time to time, the “Additional Lender Notes” and together with the CW Notes, the “Notes”);

WHEREAS, to secure amounts outstanding under the CW Credit Agreement and the CW Notes, the Borrower, together with subsidiaries of the Borrower identified in the CW Security Agreement referred to below (therein, the “Guarantors”) and Calm Waters have entered into that certain Guarantee and Collateral Agreement dated the date hereof (the “CW Security Agreement”) pursuant to which the Guarantors have agreed to guaranty payment of the Borrower’s obligations to Calm Waters pursuant to the CW Credit Agreement and the Borrower and the Guarantors have each granted to CW security interest in substantially all of their respective property to secure payment of all obligations of Borrower and the Guarantors to CW;

WHEREAS, to secure amounts outstanding under the Additional Lender Credit Agreement and the Additional Lender Notes, the Borrower, together with the Guarantors and the Additional Lenders have entered into that certain Guarantee and Collateral Agreement dated the date hereof (the “Additional Lender Security Agreement” and together with the CW Security Agreement, the “Security Agreements”) pursuant to which the Guarantors have agreed to guaranty payment of the Borrower’s obligations to the Additional Lenders pursuant to the Additional Lender Credit Agreement and the Borrower and the Guarantors have each granted to the Additional Lenders security interest in substantially all of their respective property to secure payment of all obligations of Borrower and the Guarantors to each of the Additional Lenders;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
RECITALS; DEFINITIONS AND OTHER CONVENTIONS

Section 1.1.          Recitals. The foregoing recitals are hereby incorporated into and made a material part of this Agreement.

Section 1.2.          Definitional Conventions.  The words “hereof”, “herein”, “hereunder” and “hereto” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, subsection, paragraph, item, exhibit and schedule references are to this Agreement unless otherwise specified.

(b)          All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

Section 1.3.          Definitions. As used in this Agreement (including the preamble and recitals hereto), the following terms shall have the meanings assigned to them below in this Section 1.3 or in the provision of this Agreement referred to below:

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified and shall include any Person that directly or indirectly owns 5% or more of any class of equity interests of the Person specified or that is an officer or director of the Person specified.

“Aggregate Principal Indebtedness” means, as of any date of determination, the sum of (i) the aggregate principal balance outstanding under the CW Credit Agreement and the CW Notes, plus (ii) the aggregate principal balance outstanding under the Additional Lender Credit Agreement and the Additional Lender Notes.

“Agreement” shall have the meaning given to such term in the preamble hereto.

“Authorized Officer” means the chief executive officer, chief financial officer, treasurer or managing partner, as applicable, of the Borrower, acting singly.

“Bankruptcy Proceeding” means any proceeding by, against or with respect to, the Borrower or any Obligor under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for the Borrower or any Obligor or its assets.

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“Borrower” shall have the meaning given to such term in the recitals hereof.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in New York City are authorized or required by law to close.

“Collateral” means all property and interests in property, real and personal, tangible and intangible, now owned or hereafter acquired or created by the Borrower or any Obligor in or upon which a security interest, lien or mortgage is granted to any Lender to secure any obligations owing to Lenders, or any of them, and all balances held by any Lender for the account of the Borrower or any Obligor or any other property held or owing by any Lender to or for the credit or for the account of the Borrower or any Obligor with respect to which any Lender has rights to set off or appropriate or a common law lien.

“Credit Document” as used herein means all notes, loan agreements, guarantees, security agreements, mortgages, instruments, pledge agreements, assignments, acceptance agreements, commitments, facilities, reimbursement agreements and any other agreements, documents and instruments, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Obligations, including without limitation the CW Credit Agreement, the CW Notes, Additional Lender Credit Agreement and the Additional Lender Notes, together with all amendments, modifications, renewals, extensions or restatements thereof.

“Default” shall have the meaning given to such term in each Credit Document, as applicable.

“Designated Collateral” shall have the meaning assigned to such term in Section 3.1 hereof.

“Designated Lender” shall mean Calm Waters, solely in its capacity as the Lender designated by all Lenders hereunder to hold or control, for the benefit of all Lenders, the Designated Collateral.

“Disputed Payment” shall have the meaning assigned to such term in Section 3.5 hereof.

“Event of Default” shall have the meaning given to such term in each Credit Document, as applicable.

“Event of Default Notice” shall have the meaning given to such term in Section 2.1 hereof.

“Lender” means individually and “Lenders” means individually and collectively, each Lender and their respective successors and assigns.

“Mortgages” means the mortgages or deeds of trust required to be executed by the Borrower or any Guarantor from time to time pursuant to the Credit Documents, granting a security interest in and to the real property defined and described therein, in favor of or for the benefit of one or more of the Lenders, and all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements to and of any such mortgage or deed of trust.

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“Obligations” as used herein means any and all of the indebtedness, obligations and liabilities of any kind and description arising in any way, of the Borrower or of any Obligor, to any Lender or to any affiliate of any Lender, whether individual or collective, joint or several, direct or indirect, absolute or contingent, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, now existing or hereafter arising under or in respect of the Credit Documents or other instruments or agreements executed and delivered pursuant thereto or in connection therewith, whether incurred by the Borrower and/or any Guarantor as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation any future advances, whether obligatory or voluntary under, or refinancings, renewals or extensions of or substitutions for, any existing or future debt, principal, interest and fees, late fees, yield- maintenance amounts, prepayment premiums and expenses (including without limitation reasonable attorneys’ fees and costs), or that have been or may hereafter be contracted or incurred and any and all costs, expenses and liabilities which may be made or incurred by any Lender in any way in connection with any of the Obligations or any collateral security therefor.

“Obligor” means individually, and “Obligors” means individually and collectively, the Borrower, the Guarantors and each and every other maker, endorser, guarantor, surety of or party obligated for (or whose assets secure) any of the Obligations.

“Person” means any individual, partnership, limited liability company, corporation, trust, joint venture or unincorporated organization, including any government or agency or political subdivision thereof.

“Post-Default Payment” means any payments, or proceeds of the Collateral, from the Borrower or any other source with respect to the Obligations, including without limitation from the exercise of any set-off, distributions received with respect to the Obligations in any Bankruptcy Proceeding or the proceeds from the sale of any Obligations to the Borrower or any Affiliate of the Borrower, which payments or proceeds are:

(a)          received by a Lender within ninety (90) days prior to a Special Event of Default,

(b)          received by a Lender upon the occurrence or during the continuance of a Default or Event of Default under any Credit Agreement,

(c)          received as a result of the exercise by any Lender of any set-off against any asset of the Borrower or any Obligor; or

(d)          received as proceeds of Collateral as a result of any foreclosure or other realization upon the Collateral by any Lender or in a Bankruptcy Proceeding.

“Qualified Lender” means a Lender which is neither the Borrower nor an Affiliate of the Borrower.

“Requisite Lenders” means, on any date of determination, Lenders which are Qualified Lenders holding 50% or more of the Aggregate Principal Indebtedness.

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“Returning Lender” shall have the meaning assigned to such term in Section 3.5 hereof.

“Security Agreement” means individually, and “Security Agreements” means individually and collectively, the CW Security Agreement, the Additional Lenders Security Agreement, and any other security agreement required to be executed by the Borrower or any Guarantor on the date of this Agreement and from time to time thereafter pursuant to the CW Credit Agreement and/or the Additional Lender Credit Agreement, granting a security interest in and to the collateral defined and described therein, in favor of any Lender, and all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements to and of any such security agreement.

“Security Document” means individually, and “Security Documents” means individually and collectively: (i) the Mortgages; (ii) each Security Agreement, (iii) any additional security devices, agreements or instruments executed by the Borrower or other Obligor granting a lien or security interest to secure the Obligations, (iv) the ancillary documents relating to any of the foregoing including but not limited to financing statements; and (v) all extensions, renewals, amendments, substitutions, replacements to or restatements of any of the foregoing.

“Sharing Adjustments” shall have the meaning assigned to such term in Section 3.5(a) hereof.

“Sharing Payment” shall have the meaning assigned to such term in Section 3.5(a) hereof.

“Special Collateral Account” means that certain restricted account maintained by and under the sole dominion and control of the Designated Lender for the purpose of receiving and holding Post-Default Payments.

“Special Event of Default” means (i) the commencement of a Bankruptcy Proceeding, (ii) the acceleration of all of the obligations under any Credit Document, or (iii) any other Default or Event of Default which has not been waived or cured within thirty (30) days after an Event of Default Notice with respect thereto has been delivered to the Lenders.

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Article II
COORDINATED ACTION IF DEFAULT OR EVENT OF DEFAULT AND ACCELERATION

Section 2.1.          Notice of Default. Upon the occurrence of a Default or an Event of Default, the applicable Lender may give notice thereof to the Lenders (an “Event of Default Notice”) and shall schedule a meeting of all Lenders to be held within ten (10) Business Days of the sending of such notice at a mutually convenient time and place or by means of a telephone conference call in which each person participating in the meeting may hear and be heard by all other persons participating in the meeting. At such meeting the Lenders shall consult with one another in an attempt to determine a mutually acceptable course of conduct regarding the Borrower and the collection of the outstanding Obligations, including without limitation the exercise of rights and remedies by the Lenders under the Security Documents. Each Lender shall take such action with respect to such Default or Event of Default as shall be directed by, and only as directed by, the Requisite Lenders; provided that unless and until the Lenders shall have received such directions, each Lender may (but shall not be obligated to) take such action under (i) and (ii) below, as it deems necessary:

(i)          Emergency Actions. If the Requisite Lenders have not yet provided instructions with regard to a Default or Event of Default, a Lender may take such actions with regard to such Default or Event of Default which such Lender, in good faith, believes to be reasonably required to protect Collateral from damage or destruction, or material diminution of value; provided, however, that upon receipt of the instructions from the Requisite Lenders which comply with this Section 2.1, the actions of such Lender shall be governed thereby and such Lender shall not take any further action which would be contrary thereto.

(ii)         Administrative Actions. Each Lender shall have the right to take such actions, or omit to take such actions, hereunder and under the Security Documents not inconsistent with the instructions of the Requisite Lenders, or the terms of this Agreement as such Lender deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral to protect or insure the Collateral. Except as provided above and as otherwise provided pursuant to applicable law, no Lender shall have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in such Lender’s possession.

Section 2.2.          Restrictions on Actions. Each Lender agrees that, so long as any Obligations are outstanding, each Lender’s respective rights and remedies under its Credit Documents and its Security Documents may only be exercised in accordance with and subject to the terms of this Agreement. Each Lender shall, for the mutual benefit of all Lenders, except as otherwise expressly permitted under this Agreement:

(a)          Refrain from accelerating or demanding repayment of the Obligations owed to it;

(b)          Refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy under its Credit Documents and its Security Documents, except for delivering notices hereunder;

(c)          Refrain from accepting any guaranty of, or any other security for, the Obligations owing to it, except any additional security granted to each of the Lenders; and

(d)          Refrain from exercising any rights or remedies under its Credit Documents and its Security Documents which have or may have arisen or which may arise as a result of an Event of Default or the acceleration of the maturities of the Obligations;

provided, however, that nothing contained in subsections (a) through (d) above, or otherwise in this Agreement, shall prevent any Lender from (x) imposing a default rate of interest in accordance with its respective Credit Documents, (y) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, or (z) making such demands or filing such claims in respect of the Obligations as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Except as expressly set forth in or otherwise limited by this Agreement, each of the Lenders shall have any and all rights and remedies it may have as a creditor under applicable law.

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Article III
COLLATERAL IN POSSESSION OR CONTROL OF DESIGNATED LENDER; APPLICATION OF PROCEEDS; CERTAIN PAYMENTS

Section 3.1.          Collateral in Possession or Control of Designated Lender. Each of the Lenders acknowledges that the Collateral includes certain types of assets which by their nature require either actual possession or control in order to obtain a first priority perfected security interest in such Collateral (hereinafter referred to as a “Designated Collateral”), and further acknowledges that the Designated Lender shall control or physically possess, as applicable, in accordance with applicable law, all such Designated Collateral for the ratable benefit of all the Lenders. Nothing contained herein imposes on the Designated Lender any duties with respect to the Designated Collateral beyond the reasonable care in the custody and preservation of the Designated Collateral while in the Designated Lender’s possession or control. Notwithstanding any provision to the contrary set forth elsewhere in this Agreement, the Designated Lender shall not have any duties or responsibilities in its capacity as Designated Lender except those expressly set forth herein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Designated Lender.

Section 3.2.          Application of Proceeds. All amounts owing with respect to the Obligations shall be secured by the Collateral on a pro rata basis without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. The Lenders agree that with respect to all Post-Default Payments, including without limitation proceeds from any realization of the Collateral by any Lender, the proceeds thereof shall be applied:

(i)           first, to the payment of expenses incurred by the Lenders with respect to maintenance and protection of the Collateral and of expenses incurred with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Lenders (including without limitation reasonable attorneys’ fees and expenses and other collection costs);

(ii)          second, equally and ratably to all the Obligations, according to the aggregate amounts thereof then owing to each Lender;

(iii)         third, the balance, if any, shall be returned to the Borrower or such other Persons as are entitled thereto.

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The Lenders hereby agree that all Post-Default Payments, whether received by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 3.2.

Section 3.3.          Special Collateral Account.

(a)          The Lenders agree that all Post-Default Payments received by any Lender from the Borrower or from any other source shall be deposited into the Special Collateral Account. All amounts deposited into the Special Collateral Account shall be held and invested in accordance with subsection (b) of this Section 3.3 or shall be distributed in accordance with subsection (c) of this Section 3.3. Each Lender shall promptly notify the other Lenders of such Lender’s receipt of a Post-Default Payment and shall promptly deliver to the Designated Lender such amounts for deposit into the Special Collateral Account (with such endorsements as may be required). Each Lender agrees that any Post-Default Payment held by it shall be held in trust for the benefit of the Lenders. Notwithstanding the foregoing, no Lender shall be required to deliver to the Designated Lender any Post-Default Payment received prior to the occurrence of an event described in Section 3.3(c) or deposit any such Post-Default Payment into the Special Collateral Account until the time an event described in Section 3.3(c) occurs.

(b)          Except as provided in Section 3.3(c) hereof, if the Default or Event of Default which caused a payment received by a Lender to be a Post-Default Payment is waived or cured in accordance with the provisions of the applicable Credit Document and if no other Default or Event of Default has occurred and then is continuing, all amounts deposited by a Lender in the Special Collateral Account pursuant to Section 3.3(a) shall be repaid to each such Lender, together with such Lender’s share of interest earned thereon on a pro rata basis and any Post-Default Payments theretofore received by such Lender shall not be required to be delivered to the Designated Lender or deposited into the Special Collateral Account pursuant to Section 3.3(a) to the extent the same constituted a Post- Default Payment by reason of such cured or waived Default or Event of Default. No amount held in the Special Collateral Account representing payment of any Obligations to the Lender initially entitled thereto, and no payments thereafter received by a Lender shall constitute a Post-Default Payment by reason of such cured or waived Default or Event of Default. No payment returned to a Lender for which such Lender has been obligated to make a deposit into the Special Collateral Account shall thereafter ever be characterized as a Post-Default Payment by reason of such cured or waived Default or Event of Default. If the Default or Event of Default which was subject to the notice pursuant to Section 2.1 is a Default or Event of Default under the terms of each Credit Document, then such Default or Event of Default shall not be considered to be cured or waived for the purposes of this Section unless such Default or Event of Default has been cured or waived under each Credit Document.

(c)          If the Obligations have been accelerated or the Requisite Lenders have instructed any Lender to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Borrower, liquidate the Collateral, seize Collateral, or exercise other remedies of similar character, or if a Bankruptcy Proceeding shall commence with respect to the Borrower, all amounts in the Special Collateral Account, together with all interest earned thereon, and all subsequent Post-Default Payments shall be applied in accordance with Section 3.2.

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(d)          The parties hereto and, by its consent hereto, the Borrower, agrees that in the event any Post-Default Payment, whether or not deposited in the Special Collateral Account, is applied in accordance with Section 3.2, then the Obligations discharged by such Post-Default Payment shall be the Obligations to which such Post-Default Payment is applied in accordance with the provisions of Section 3.2 and not the Obligations with respect to which such Post- Default Payment may have been originally made.

Section 3.4.          Turnover of Collateral. If any Lender acquires custody, control or possession of any Designated Collateral other than pursuant to the terms of this Agreement, such Lender shall promptly cause such Designated Collateral, to the extent the same do not constitute Post-Default Payments, to be delivered to the Designated Lender in accordance with Section 3.1. If any Lender acquires custody, control or possession of any other Collateral or any proceeds of Collateral other than pursuant to the terms of this Agreement, such Lender shall promptly cause such other Collateral or proceeds to be disposed of or distributed in accordance with Section 3.2 and Section 3.3 hereof, as applicable. Until such time as such Lender shall have complied with the provisions of the immediately preceding sentences, such Lender shall be deemed to hold any such Collateral or proceeds in trust for the parties entitled thereto under this Agreement.

Section 3.5.          Sharing; Set-Offs.

(a)          No Lender shall set off against any assets of the Borrower or any other Obligor without the prior approval of the Requisite Lenders, which may be by telephonic vote. Subject to the remaining provisions of this Section 3.5, if a Lender obtains a payment in the nature of a set-off (hereinafter referred to as a “Sharing Payment”) with respect to any assets of the Borrower or any other Obligor, such Lender shall promptly purchase from the remaining Lenders participations in the Obligations owing to the remaining Lenders and shall make such other adjustments from time to time as shall be equitable (the purchase of such participation or the making of such other adjustments shall be referred to as “Sharing Adjustments”) such that all Lenders shall share the benefit of such Sharing Payment on a pro rata basis in accordance with the Obligations then outstanding.

(b)          If any Lender exercises any right of set-off or similar right with respect to any assets of the Borrower or any other Obligor (whether or not such assets shall constitute Collateral), such Lender shall promptly cause such amounts to be disposed of in accordance with Section 3.2 and Section 3.3 hereof unless such Lender immediately complies with paragraph (a) above.

(c)          If, during the course of, or pursuant to, any Bankruptcy Proceeding of the Borrower or any other Obligor, a Lender (the “Returning Lender”) is required by a court or other tribunal of competent jurisdiction to disgorge, refund, rebate, or otherwise return any payment received for which there has been a distribution under Section 3.4 or Section 3.5 hereof by such Returning Lender with respect to the Obligations (a “Disputed Payment”) to any trustee presiding over such Bankruptcy Proceeding or to any other Person, the other Lenders shall immediately pay to the Returning Lender their respective shares of such Disputed Payment on a pro rata basis determined by multiplying the amount of the Disputed Payment by a fraction, the numerator of which is the portion of such Disputed Payment received by such Lender and the denominator of which is the amount of such Disputed Payment. In addition, each of the parties hereto shall pay to the other parties hereto such amounts so that, after giving effect to the payments hereunder by all parties, the amounts received by all parties are not in excess of the amounts to be paid to them hereunder as though such Disputed Payment had not been made.

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Section 3.6.          Retention and Investment of Proceeds.

(a)          Proceeds which, due to their nature, due to a restraining order or otherwise are not permitted to be applied as set forth above, or due to the Requisite Lenders determining it to be impractical to divide and apply such proceeds to the payment of the Obligations, shall be held by the Designated Lender or another Lender appointed by the Requisite Lenders until such proceeds (A) are converted into cash, (B) are permitted to be applied or (C) become practical to divide at which time such proceeds shall be applied in accordance with the terms of this Agreement.

(b)          Pending disbursement of any amounts held by any Lender pursuant to this Agreement, such Lender shall (to the extent such Lender deems practical) invest such amounts in (A) marketable direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof; (B) investments in commercial paper maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof and having, at such date of acquisition, a rating of “A-I” or better from Standard & Poor’s Corporation or a rating of “P-I” or better from Moody’s Investors Service, Inc.; (C) investments in certificates of deposit, banker’s acceptances and time deposits maturing not later than the earlier of the anticipated distribution date of such amounts and the date 180 days from the date of acquisition thereof issued or guaranteed by or placed with and money market deposit accounts issued or offered by, any office of any commercial bank which has a combined capital and surplus and undivided profits of not less than $1,000,000,000 and which has a long-term bank deposit rating of “A” or better from Standard & Poor’s Corporation or from Moody’s Investors Service, Inc.; and (D) investments in repurchase agreements with any commercial bank referred to in item (C) above with respect to obligations of the type referred to in item (A) above, provided that such repurchase agreement is secured by such obligations and requires repurchase thereunder within ten (10) days.

Article IV
OTHER COLLATERAL; DUTY TO NOTIFY, COOPERATION; MARSHALLING

Section 4.1.          Additional Collateral. The Lenders agree that all of the provisions of this Agreement shall apply to any and all properties, assets and rights of the Borrower or any other Obligor in which any Lender, at any time, acquires a security interest or lien pursuant to any Credit Document .

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Section 4.2.          Cooperation; Accountings. To the extent that the exercise of the rights, powers and remedies of any Lender in accordance with this Agreement requires that any action be taken by any other Lender, such Lender shall, to the extent not prohibited by applicable law, take such action and cooperate with all Lenders to ensure that the rights, powers and remedies of all Lenders are exercised in full. Each of the Lenders will, upon the reasonable request of another Lender, from time to time execute and deliver or cause to be executed and delivered such further instruments and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Lenders agree to render accountings to each other upon reasonable request, giving effect to the application of proceeds of the Collateral as hereinbefore provided.

Section 4.3.          Marshalling. No Lender shall be required to marshal any present or future security for (including, without limitation, the Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order; and all of each of such Person’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that they lawfully may, each Lender hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lenders’ rights and remedies under the Security Documents or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or otherwise assured, and to the extent that they lawfully may, each Lender hereby irrevocably waives the benefits of all such laws.

Section 4.4.          Purchase of Collateral. No Lender may purchase all or any part of the Collateral at any public or private sale of such Collateral and make payment on account thereof by using any claim then due and payable to such Lender from the Persons which granted a security interest in such Collateral as a credit against the purchase price unless all Lenders are purchasing such Collateral and making payment by using the Obligations as a credit on the purchase price on a pro rata basis in accordance with the amount of the Obligations owed to each Lender which is a Qualified Lender. Such Lender shall comply with Article 9 of the UCC of the relevant jurisdiction as a secured party. Each of the Lenders shall cooperate with each other Lender in order to obtain the maximum sale price reasonably possible upon any foreclosure or other sale of all or any part of the Collateral. Notwithstanding the foregoing, all sales, transfers and other dispositions of any Collateral shall be accomplished in a commercially reasonable manner.

Section 4.5.          No Other Collateral. No Lender shall take any security interest in the personal property or liens upon the real property of the Borrower or any other Obligor other than security interests and liens which are governed by the terms of this Agreement, other than security interests granted to a Lender to secure indebtedness existing on the date of this Agreement and subordinated pursuant to commercially reasonable subordination agreements.

Section 4.6.          Rights of Lenders to Receive Payment. Nothing in this Agreement is intended to or shall limit any Lender’s right to receive and retain regularly scheduled payments of principal and interest, when due, on any Obligation so long as such payment does not otherwise constitute a Post-Default Payment.

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Article V
AMENDMENTS AND WAIVERS OF CREDIT DOCUMENTS AND SECURITY DOCUMENTS

Section 5.1.          Amendments and Waivers of Credit Documents and Security Documents. No term of the Credit Documents and/or Security Documents may be amended, and the performance or observance by the parties to a Credit Document or a Security Document of any term of such Credit Document or Security Document may not be waived (either generally or in a particular instance and either retroactively or prospectively) without the written consent of the Requisite Lenders; provided, however, that except for amendments relating to the adjustment of the amount of principal, the rate of interest, the payment of premiums or the date of maturity, any permitted amendment or waiver under this Section 5.1 shall constitute an amendment or waiver applicable all Credit Documents and Security Documents (on a pro rata basis in accordance with the amount of the Obligations owed to each Lender, as appropriate), as the case may be.

Article VI
MISCELLANEOUS PROVISIONS REGARDING LENDERS’ POWERS

Section 6.1.          Reliance by Lenders. Each Lender shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Lender. Each Lender shall be fully justified in failing or refusing to take action under this Agreement or the Security Documents unless it shall first receive such advice or concurrence of the Requisite Lenders.

Section 6.2.          Non-Reliance on Other Lenders. Each Lender represents to the other Lenders that it has, independently and without reliance upon any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its loans or other extensions of credit under its Credit Documents and to enter into such agreements. Each Lender also represents that it will, independently and without reliance upon any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Security Documents and this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished by any Lender to the other Lenders hereunder, no Lender shall have any duty or responsibility to provide the Lenders with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of such Lender or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

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Section 6.3.          Determination of Amounts of Obligations. Each Lender will maintain at its principal business office a register for the recordation of the principal amount of Obligations owing to such Lender from time to time. Upon any request by any other Lender therefor, each Lender shall deliver to each other Lender a certificate, dated the date of delivery thereof, signed by such Lender, as to (a) the identity of such Lender, (b) the principal amount of Obligations then outstanding held by such Lender, (c) in the case of any such certificate being delivered in contemplation of the application of amounts pursuant to Section 3.2 hereof, the amount of interest owing to such Lender and any other amounts in respect of Obligations owing to such Lender (in the case of any such other amounts, accompanied by appropriate evidence thereof) and (d) in the event any of the Obligations shall have become or been declared to be due and payable, the principal amount then owing to such Lender. If requested by any other Lender, the Borrower shall verify any information provided any Lender pursuant to the immediately preceding sentence. For the purposes of determining the amount of Obligations held by any Lender, absent knowledge to the contrary, each Lender shall be entitled to rely on certifications received by it from the other Lenders for such purpose in accordance with the foregoing (in each case, which certificates shall be given substantially contemporaneously with the action being taken); provided, that in the absence of a Lender’s receipt of any certification requested by it pursuant to this sentence, such Lender shall be entitled to take such action if such Lender shall have sufficient knowledge to make any determination required to be made in connection with such action.

Article VII
GENERAL PROVISIONS

Section 7.1.          Consents, Amendments, Waivers.

(a)          Consents, Amendments and Waivers of the Credit Documents and the Security Documents. Consents under and amendments and waivers of the Credit Documents and the Security Documents shall be subject to the terms of Section 5.1 hereof.

(b)          Consents, Amendments, and Waivers of this Agreement. No amendment, waiver or consent of this Agreement shall be effective unless in writing and signed by Lenders holding at least 66-2/3% of the Aggregate Principal Indebtedness; provided, that unanimous consent of the Lenders shall be required to (i) amend the definitions set forth in this Agreement of “Aggregate Principal Indebtedness,” “Collateral,” “Obligations,” “Post-Default Payment,” “Requisite Lenders,” or amend Section 4.6 or any provision of Article II, Article III or Article V hereof; or (ii) change the voting percentages set forth in this Section 7.1. No amendment, waiver or consent shall affect the rights or duties of any Lender hereunder unless in writing and signed by such Lender and the Lenders required by the foregoing sentence.

Section 7.2.          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of laws principles thereof.

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Section 7.3.          Parties in Interest. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including, without limitation, any future holder of any Credit Document and any institutional lender who becomes a participant in or holder of any of the Obligations, by amendment to any Credit Document or otherwise. No Lender shall allow any Person to become a transferee of Obligations from such Lender or to become a party to any Credit Document unless such Lender shall have caused such Person to execute and deliver to the other Lenders a written agreement by which such Person becomes a “Lender” under this Agreement and assumes the obligations of a “Lender” hereunder.

Section 7.4.          Counterparts. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery of an executed signature page hereto by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.5.          Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

Section 7.6.          Notices. Any notice, request or consent required hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered by hand or overnight courier service, mailed by registered or certified mail or sent by facsimile to:

(a)          the Lenders to the attention of the individuals and at the respective addresses or telecopier numbers set forth on the signature pages hereto;

(b)          Borrower to the attention of:

Electronic Cigarettes International Group, Ltd.
14200 Ironwood Drive
Grand Rapids, Michigan 49534
Facsimile No.: 1-888-479-0691
Attention: Philip Anderson
Email: phil.anderson@ecigcorporate.com

All notices and other communications given to any part hereto, in accordance with the provisions of this Agreement, shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, or sent by fax or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 7.6, or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.6. As agreed to among the Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

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Section 7.7.          Termination of Credit Documents. Upon the irrevocable payment in full in cash of all Obligations to any Lender, such Lender shall cease to be a party to this Agreement; provided, however, if all or any part of the payments to such Lender are thereafter invalidated or set aside or required to be repaid to any Person in any Bankruptcy Proceeding, then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the Obligations so invalidated, set aside or repaid; and provided further that if any payment made to such Lender constitutes a Post-Default Payment, such Lender shall continue to be a party to this Agreement.

Section 7.8.          No Third Party Beneficiaries. This Agreement is solely for the benefit of each of the Lenders and is not intended to grant any rights, benefits or defenses to or for the benefit of Borrower or any Person now or hereafter acting for or through the rights or interests of the Borrower.

Section 7.9.          Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Lender to initiate an action or actions in any Bankruptcy Proceeding in its individual capacity and to appear to be heard on any matter before the bankruptcy or other applicable court in any such Bankruptcy Proceeding, including without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements. Except to the extent set forth in this Agreement with respect to matters pertaining to the Collateral, or to the extent any Lender, for itself, expressly authorizes another Lender in writing otherwise, no Lender is: (i) entitled to initiate such actions on behalf of any other Lender; or (ii) entitled to appear and be heard on any matter before the bankruptcy or other applicable court in any such Bankruptcy Proceeding as the representative of any other Lender; or (iii) authorized in any such Bankruptcy Proceeding to enter into any agreement for, or give any authorization or consent with respect to, any determination of adequate protection with respect to the Obligations or the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Requisite Lenders. Each Lender agrees that from and after the institution of any Bankruptcy Proceeding involving the Borrower, as respects the Collateral such Lender will not enter into any agreement with such Borrower with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection without the written consent of the Requisite Lenders. This Agreement shall survive the commencement of any such Bankruptcy Proceeding.

Section 7.10.         Contesting Liens or Security Interests; Contesting Obligations No Lender shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to any other Lender and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests. No Lender shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Obligations.

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Section 7.11.         No Partnership. It is expressly understood, confirmed and acknowledged by the parties hereto that nothing contained in this Agreement nor the existence or terms of the CW Credit Agreement and related documents thereto shall be deemed to constitute an admission of any Additional Lender as a partner to Calm Waters or create any other affiliate relationship between them.

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IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

CALM WATERS PARTNERSHIP

By:
Name: Richard S. Strong
Title: Managing Partner

Notice Address:	115 S. 84th Street
Milwaukee, Wisconsin 53214
Facsimilie No.:	(414) 453-9174
Attention:	Susan Hollister
E-mail:	shollister@baraboogrowth.com

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

ADDITIONAL LENDER

By:
Name:
Title:

Notice Address:

Telecopy No.:
Attention:
E-mail:

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

ACKNOWLEDGMENT OF AND AGREEMENT

TO INTERCREDITOR AGREEMENT

Reference is hereby made to the Intercreditor Agreement dated April 27, 2015, among Calm Waters Partnership, and the other lenders signatory thereto. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Intercreditor Agreement.

The Borrower acknowledges, consents and, to the extent performance by the Borrower is required thereunder, agrees to the terms and conditions of the Intercreditor Agreement, including, without limitation, the provisions of Section 3.3(d) thereof.

The Borrower shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Lenders, and shall take such other action, in each case as any Lender may reasonably request, to effectuate and carry out the provisions of the Intercreditor Agreement including, without limitation, by recording or filing in such places as any Lender may deem desirable, such other documents or instruments as such Lender may specify.

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IN WITNESS WHEREOF, the party below has caused this Acknowledgment of and Agreement to Intercreditor Agreement to be executed by its duly authorized officers as of the ___ day of April, 2015.

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.,
as the Borrower

By:
Name: Philip Anderson
Title: Chief Financial Officer

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